EXHIBIT 99.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

The following unaudited pro forma condensed consolidated financial statements of Central Vermont Public Service Corporation are included herein:

  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005.
  Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2005.
  Unaudited Pro Forma Condensed Consolidated Statements of Income for the twelve months ended December 31, 2004, 2003 and 2002.
  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

The above referenced unaudited pro forma condensed consolidated financial statements give effect to:

  The Company's subsidiary Catamount Resources Corporation's ("CRC") sale of all of its interest in Catamount Energy Corporation ("Catamount"), a wind energy company, to CEC Wind Acquisition, LLC, a limited liability company established by Diamond Castle, a New York based private equity investment firm. The Company received $59.25 million in cash proceeds on December 20, 2005, the date the sale was consummated; and
  The issuance of stock by Catamount for Diamond Castle's firm commitment to invest $62.5 million in Catamount over a three year period. On October 31, 2005, Diamond Castle made its initial investment of $16 million in return for Catamount's common stock equal to a 21 percent economic interest and 51 percent voting interest. Prior to the sale, Catamount was a wholly owned subsidiary of CRC.

See the Company's 2005 Form 8-K filings dated December 20, November 21, November 1, October 18 and October 12 for additional information related to the Catamount sale transactions.

The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the unaudited condensed consolidated financial statements in its Quarterly Report on Form 10-Q for the period ended September 30, 2005. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2005 and the twelve months ended December 31, 2004 reflect the aforementioned transactions as if they had been consummated on January 1, 2004. The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2003 and 2002 reflect Catamount as discontinued operations because the Company has not yet been required to present Catamount as discontinued operations in its historical financial statements. The unaudited pro forma condensed consolidated balance sheet reflects the aforementioned transactions as if they had been consummated as of September 30, 2005.

The pro forma adjustments, as described in the notes to the unaudited pro forma condensed consolidated financial statements, are based on currently available information and management believes such adjustments are reasonable, factually supportable and directly attributable to the aforementioned transactions. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of operating results or financial position that would have occurred had the transactions been consummated on, or as of, the dates indicated, nor are they necessarily indicative of future operating results or financial position.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2005 (in thousands)
	Consolidated (a)	Sale of Catamount (b)	Pro forma Consolidated
Utility Plant	$ 297,647	$ -	$ 297,647
Investments and Other Assets Non-utility investments Available for sale securities Other investments and other assets Total investments and other assets	35,699 8,920 29,611 74,230	(34,337) - (498) (34,835)	1,362 8,920 29,113 39,395

Current Assets
        Cash and cash equivalents
        Available for sale securities
        Restricted cash
        Notes receivable
        Accounts receivable, net
        Other current assets
        Total current assets

Deferred Charges and Other Assets

	11,536 18,600 22,938 4,526 20,746 50,098 128,444 58,728	49,247 (775) (22,431) (4,526) 93 (701) 20,907 (799)	60,783 17,825 507 - 20,839 49,397 149,351 57,929
TOTAL ASSETS	$ 559,049	$ (14,727)	$ 544,322

Capitalization and Liabilities
Capitalization
         Common stock, $6 par value, authorized
           19,000,000 shares
         Other paid-in capital
         Accumulated other comprehensive loss
         Deferred compensation plans - employee stock
           ownership plans
         Retained Earnings
         Total Common stock equity
         Preferred and preference stock
         Preferred stock with sinking fund requirements
         Long-term debt
         Capital lease obligations
         Total capitalization

Current Liabilities
         Accounts payable
         Other current liabilities
         Total current liabilities

Deferred Credits and Other Liabilities

	$ 73,657 52,362 (38) (7) 89,147 215,121 8,054 5,000 139,910 6,336 374,421 14,205 33,057 47,262 137,366	$ - - (323) - 5,271 4,948 - - (13,160) - (8,212) (111) (2,764) (2,875) (3,640)	$ 73,657 52,362 (361) (7) 94,418 220,069 8,054 5,000 126,750 6,336 366,209 14,094 30,293 44,387 133,726
TOTAL CAPITALIZATION AND LIABILITIES	$ 559,049	$ (14,727)	$ 544,322
See notes to unaudited pro forma condensed consolidated financial statements.
CENTRAL VERMONT PUBLIC SERVICE CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR NINE MONTHS ENDED SEPTEMBER 30, 2005 (in thousands, except per common share data)
Consolidated (a)	Sale of Catamount (c)	Pro forma Consolidated

Operating Revenues
Operating Expenses
   Operation
      Purchased power
      Production and transmission
      Other operation
   Maintenance
   Depreciation
   Other taxes, principally property taxes
   Income tax (benefit) expense
   Total operating expenses
Operating Income

Other Income and Deductions
   Equity in earnings of affiliates
   Equity in earnings of non-utility investments
   Other income
   Other deductions
   Benefit (provision) for income taxes
   Total Other Income and Deductions
Total Operating and Other Income

Total Interest Expense

Net Income from continuing operations

Dividends on preferred stock
Loss available for common stock

Per common share data:
    (Loss) earnings from continuing operations - basic
    (Loss) earnings from continuing operations - diluted

Average shares of common stock outstanding - basic
Average shares of common stock outstanding - diluted

$ 225,750 119,951 20,299 43,843 13,132 12,254 10,417 (956) 218,940 6,810 1,446 1,386 4,781 (7,147) 507 973 7,783 7,599 184 276 $ (92) $ (0.01) $ (0.01) 12,251,944 12,251,944	$ 65 - - 443 10 1 15 (194) 275 (210) - (1,386) (2,595) 5,050 (670) 399 189 (235) 424 - $ 424	$ 225,815 119,951 20,299 44,286 13,142 12,255 10,432 (1,150) 219,215 6,600 1,446 - 2,186 (2,097) (163) 1,372 7,972 7,364 608 276 $ 332 $ 0.03 $ 0.03 12,251,944 12,251,944
See notes to unaudited pro forma condensed consolidated financial statements.
CENTRAL VERMONT PUBLIC SERVICE CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED DECEMBER 31, 2004 (in thousands, except per common share data)
Consolidated (d)	Catamount Sale (c)	Pro forma Consolidated

Operating Revenues
Operating Expenses
   Operation
      Purchased power
      Production and transmission
      Other operation
   Maintenance
   Depreciation
   Other taxes, principally property taxes
   Taxes on income
   Total operating expenses
Operating Income

Other Income and Deductions
   Equity in earnings of affiliates
   Equity in earnings of non-utility investments
   Gain on sale of non-utility investments
   Other income
   Other deductions
   Benefit (provision) for income taxes
   Total Other Income and Deductions
Total Operating and Other Income

Total Interest Expense

Income from continuing operations

Dividends on preferred stock
Earnings available for common stock

Per common share data:
    Earnings from continuing operations - basic
    Earnings from continuing operations - diluted

Average shares of common stock outstanding - basic
Average shares of common stock outstanding - diluted

$ 302,200 165,651 25,389 50,729 16,835 16,045 13,616 1,056 289,321 12,879 1,225 4,220 2,518 8,994 (9,255) 693 8,395 21,274 9,859 11,415 368 $ 11,047 $ 0.91 $ 0.90 12,118,048 12,301,187	$ 86 - - 509 10 - 19 (222) 316 (230) - (4,220) (2,518) (3,570) 8,364 (1,927) (3,871) (4,101) (177) (3,924) - $ (3,924) - - - -	$ 302,286 165,651 25,389 51,238 16,845 16,045 13,635 834 289,637 12,649 1,225 - - 5,424 (891) (1,234) 4,524 17,173 9,682 7,491 368 $ 7,123 $ 0.59 $ 0.58 12,118,048 12,301,187
See notes to unaudited pro forma condensed consolidated financial statements.
CENTRAL VERMONT PUBLIC SERVICE CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED DECEMBER 31, 2003 (in thousands, except per common share data)
Consolidated (d)	Discontinued Operations (e)	Pro forma Consolidated

Operating Revenues
Operating Expenses
   Operation
      Purchased power
      Production and transmission
      Other operation
   Maintenance
   Depreciation
   Other taxes, principally property taxes
   Taxes on income
   Total operating expenses
Operating Income

Other Income and Deductions
   Equity in earnings of affiliates
   Equity in earnings of non-utility investments
   Gain on sale of non-utility investments
   Other income
   Other deductions
   Benefit (provision) for income taxes
   Total Other Income and Deductions
Total Operating and Other Income

Total Interest Expense

Income from continuing operations

Dividends on preferred stock
Earnings available for common stock

Per common share data:
    Earnings from continuing operations - basic
    Earnings from continuing operations - diluted

Average shares of common stock outstanding - basic
Average shares of common stock outstanding - diluted

$ 306,014 152,994 26,031 46,732 16,816 15,930 13,367 10,125 281,995 24,019 1,801 6,362 - 7,298 (10,855) 1,470 6,076 30,095 11,740 18,355 1,198 $ 17,157 $ 1.45 $ 1.41 11,878,255 12,126,993	$ 83 - - 757 12 - 34 (332) 471 (388) - (6,362) - (3,015) 9,709 (1,808) (1,476) (1,864) (657) (1,207) - $ (1,207) - - - -	$ 306,097 152,994 26,031 47,489 16,828 15,930 13,401 9,793 282,466 23,631 1,801 - - 4,283 (1,146) (338) 4,600 28,231 11,083 17,148 1,198 $ 15,950 $ 1.35 $ 1.32 11,878,255 12,126,993
See notes to unaudited pro forma condensed consolidated financial statements.
CENTRAL VERMONT PUBLIC SERVICE CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED DECEMBER 31, 2002 (in thousands, except per common share data)
Consolidated (d)	Discontinued Operations (e)	Pro forma Consolidated

Operating Revenues
Operating Expenses
   Operation
      Purchased power
      Production and transmission
      Other operation
   Maintenance
   Depreciation
   Other taxes, principally property taxes
   Taxes on income
   Total operating expenses
Operating Income

Other Income and Deductions
   Equity in earnings of affiliates
   Equity in earnings of non-utility investments
   Gain on sale of non-utility investments
   Other income
   Other deductions
   Benefit (provision) for income taxes
   Total Other Income and Deductions
Total Operating and Other Income

Total Interest Expense

Income from continuing operations

Dividends on preferred stock
Earnings available for common stock

Per common share data:
    Earnings from continuing operations - basic
    Earnings from continuing operations - diluted

Average shares of common stock outstanding - basic
Average shares of common stock outstanding - diluted

$ 294,390 142,430 25,490 43,454 17,477 16,467 12,860 11,009 269,187 25,203 3,909 11,650 - 6,885 (16,882) (82) 5,480 30,683 12,459 18,224 1,528 $ 16,696 $ 1.43 $ 1.40 11,660,369 11,942,822	$ 61 - - 514 6 - 13 (220) 313 (252) - (11,650) - (4,492) 11,995 1,375 (2,772) (3,024) (1,171) (1,853) - $ (1,853) - - - -	$ 294,451 142,430 25,490 43,968 17,483 16,467 12,873 10,789 269,500 24,951 3,909 - - 2,393 (4,887) 1,293 2,708 27,659 11,288 16,371 1,528 $ 14,843 $ 1.27 $ 1.25 11,660,369 11,942,822
See notes to unaudited pro forma condensed consolidated financial statements.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(a)	Amounts represent historical financial information derived from the Company's Form 10-Q for the period ended September 30, 2005.
(b)

Amounts represent elimination of Catamount's assets and liabilities to reflect the pro forma effect of the Catamount sale as if the sale was consummated as of September 30, 2005. The tables below provide additional detail related to certain pro forma adjustments (in thousands):

Pro forma adjustment to Cash and Cash Equivalents includes the following:

Net cash proceeds from Dec. 20, 2005 Catamount sale Elimination of Catamount cash to reflect pro forma effect of sale Pro forma adjustment to Cash and Cash Equivalents	$52,336 (3,089) $49,247

Pro forma adjustment to Retained Earnings includes the following:

Cash proceeds from Dec. 20, 2005 Catamount sale Less book value of Catamount* Transaction costs Estimated income tax liability** Pro forma adjustment to Retained Earnings	$59,250 (47,065) (1,731) (5,183) $ 5,271

*  Amount represents Catamount's net assets at Sept. 30, 2005. The book value will differ from the actual book value on Dec. 20, 2005, the date the sale was consummated.

**Estimated income tax liability based on the Company's statutory tax rate.

(c)

Amounts represent elimination of Catamount's results of operations, except for certain corporate costs previously allocated to Catamount that will not be eliminated by the sale, from the Company's historical financial statements to reflect the pro forma affect of the Catamount sale transactions as of January 1, 2004.

(d)	Amounts represent historical financial information derived from the Company's 2004 Form 10-K.
(e)

Amounts represent reclassification of Catamount's results of operations to discontinued operations, except for certain corporate costs previously allocated to Catamount that will not be eliminated by the sale, from the Company's historical financial statements to reflect the pro forma effect of the Catamount sale transactions. The Company was not required to report Catamount as discontinued operations until the fourth quarter of 2005.